United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-2782

(Investment Company Act File Number)

Federated High Income Bond Fund, Inc.
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End:  3/31/08

Date of Reporting Period:  Fiscal year ended 3/31/08

Item 1.                      Reports to Stockholders

Federated
World-Class Investment Manager

Federated High Income Bond Fund, Inc.

Established 1977

ANNUAL SHAREHOLDER REPORT

March 31, 2008

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND FUND OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2008	2007	2006		2005		2004
Net Asset Value, Beginning of Period	$8.11	$7.87	$7.96		$8.05		$7.30
Income From Investment Operations:
Net investment income	0.57 [1]	0.58 [1]	0.59		0.58		0.62
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.77)	0.25	(0.09)		(0.05)		0.75
TOTAL FROM INVESTMENT OPERATIONS	(0.20)	0.83	0.50		0.53		1.37
Less Distributions:
Distribution from net investment income	(0.59)	(0.59)	(0.59)		(0.62)		(0.62)
Redemption Fees	0.00 [2]	0.00 [2]	0.00	[2]	0.00	[2]	--
Net Asset Value, End of Period	$7.32	$8.11	$7.87		$7.96		$8.05
Total Return [3]	(2.59)%	11.05%	6.57	% [4]	6.77	% [5]	19.42%

Ratios to Average Net Assets:
Net expenses	1.23%	1.22%	1.20%		1.22%		1.21%
Net investment income	7.29%	7.35%	7.21%		7.24%		7.60%
Expense waiver/reimbursement [6]	0.01%	0.01%	0.03%		0.02%		0.00	% [7]
Supplemental Data:
Net assets, end of period (000 omitted)	$588,068	$700,306	$712,791		$775,085		$884,503
Portfolio turnover	20%	32%	24%		34%		51%

1 Per share numbers have been calculated using the average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the period, the Fund was reimbursed by an affiliated shareholder services provider, which had an impact of 0.01% on the total return.

5 During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.01% on the total return.

6 This expense decrease is reflected in both the net expense and net investment income ratios shown above.

7 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2008	2007	2006	2005		2004
Net Asset Value, Beginning of Period	$8.10	$7.86	$7.96	$8.04		$7.29
Income From Investment Operations:
Net investment income	0.51 [1]	0.52 [1]	0.53	0.52		0.56
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.76)	0.25	(0.10)	(0.04)		0.75
TOTAL FROM INVESTMENT OPERATIONS	(0.25)	0.77	0.43	0.48		1.31
Less Distributions:
Distribution from net investment income	(0.54)	(0.53)	(0.53)	(0.56)		(0.56)
Redemption Fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00	[2]	--
Net Asset Value, End of Period	$7.31	$8.10	$7.86	$7.96		$8.04
Total Return [3]	(3.33)%	10.22%	5.65%	6.10	% [4]	18.54%

Ratios to Average Net Assets:
Net expenses	1.99%	1.97%	1.97%	1.97%		1.96%
Net investment income	6.48%	6.58%	6.44%	6.49%		6.85%
Expense waiver/reimbursement [5]	0.01%	0.01%	0.01%	0.02%		0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$257,256	$409,977	$536,632	$746,111		$945,435
Portfolio turnover	20%	32%	24%	34%		51%

1 Per share numbers have been calculated using the average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.13% on the total return.

5 This expense decrease is reflected in both the net expense and net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2008	2007	2006	2005		2004
Net Asset Value, Beginning of Period	$8.10	$7.86	$7.96	$8.04		$7.30
Income From Investment Operations:
Net investment income	0.51 [1]	0.52 [1]	0.53	0.52		0.56
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.76)	0.25	(0.10)	(0.04)		0.74
TOTAL FROM INVESTMENT OPERATIONS	(0.25)	0.77	0.43	0.48		1.30
Less Distributions:
Distribution from net investment income	(0.54)	(0.53)	(0.53)	(0.56)		(0.56)
Redemption Fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00	[2]	--
Net Asset Value, End of Period	$7.31	$8.10	$7.86	$7.96		$8.04
Total Return [3]	(3.32)%	10.24%	5.65%	6.10	% [4]	18.39%

Ratios to Average Net Assets:
Net expenses	1.98%	1.97%	1.97%	1.97%		1.96%
Net investment income	6.51%	6.60%	6.44%	6.49%		6.85%
Expense waiver/reimbursement [5]	0.01%	0.01%	0.01%	0.02%		0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$108,654	$147,719	$163,133	$203,362		$246,559
Portfolio turnover	20%	32%	24%	34%		51%

1 Per share numbers have been calculated using the average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.13% on the total return.

5 This expense decrease is reflected in both the net expense and net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 10/1/2007	Ending Account Value 3/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$963.70	$5.94
Class B Shares	$1,000	$960.00	$9.75
Class C Shares	$1,000	$960.00	$9.70
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.95	$ 6.11
Class B Shares	$1,000	$1,015.05	$10.02
Class C Shares	$1,000	$1,015.10	$ 9.97

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.21%
Class B Shares	1.99%
Class C Shares	1.98%

Management's Discussion of Fund Performance

For the 12-month reporting period ended March 31, 2008, the fund's total return at net asset value was (2.59%) for Class A Shares; (3.33%) for the Class B Shares; and (3.32%) for the Class C Shares. The total return of the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI), 1 a broad-based securities market index, was (2.97%) during the 12-month reporting period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBHY2%ICI. For purposes of the following, the discussion will focus on the performance of the fund's Class A Shares. The total return of the fund's Class A Shares consisted of 7.15% of dividends and 9.74% depreciation in the net asset value of the shares.

MARKET OVERVIEW

The high-yield market delivered poor returns over the reporting period. The period began with the spread between high yield bonds and U.S. Treasuries relatively narrow by historical standards. In fact, a positive economic environment, good corporate earnings, low default activity and strong demand for higher yielding securities pushed high yield bond prices higher and credit yield spreads tighter early in the reporting period. For example, the spread between the Credit Suisse High Yield Index 2 and comparable U.S. Treasury securities began the period at 316 basis points and declined to a month end cycle low of 271 basis points on May 31, 2007.

1 The LBHY2%ICI is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index (LCHYI). The LCHYI is an index that covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step up coupon structures, and 144-As are also included. The index is unmanaged, and unlike the fund, is not affected by cashflows.

2 Credit Suisse High Yield Index serves as a benchmark to evaluate the performance of low quality bonds. Low quality is defined as those bonds in the range from BB to CCC and defaults. Investments cannot be made in an index. The index is unmanaged, and unlike the fund, is not affected by cashflows.

However, the balance of the reporting period under review was unkind to riskier sectors of the fixed-income market, such as high-yield bonds. Still evolving problems stemming from poor underwriting standards in the mortgage and structured credit markets, which contributed to an unsustainable boom in the housing market, began to impact broader financial markets as investors' appetite for risk declined dramatically. Uncertainty dominated investor psyche as the credit quality of some AAA-rated securities came into question. Financial institutions took major writedowns, Bear Stearns was rescued by JPMorgan and financial market liquidity deteriorated for all but the highest quality assets. This problem extended into the high yield market as investment banks, which committed to fund several large leveraged buyout transactions in early 2007 when credit markets were robust, found few takers at the committed yield levels for these loans and bonds when they attempted to underwrite them in late 2007, saddling them with additional losses. By the end of the reporting period, the still evolving credit crunch, rising delinquencies by homeowners, and high commodity prices, especially for food and energy, began to exert negative pressure on the overall economy and heat up the debate as to whether or not the U.S. economy would be able to avoid recession in 2008. In light of these concerns and uncertainties, the yield spread between the Credit Suisse High Yield Index and comparable U.S. Treasury securities increased from the lows in May to 794 basis points on March 31, 2008.

It is interesting to note that this substantial widening of credit spreads and underperformance of high-yield bonds relative to higher-quality assets occurred during a period of historically low default rates. In fact, default rates on high-yield bonds as measured by the Altman High Yield Bond Default and Return Report 3 registered 0.51% for 2007, the second consecutive year under 1% and well below the annual average rate of 4.03% experienced between 1985 and 2007.

From a major industry sector perspective, the Supermarket, Health Care, Energy, Environmental, Metals and Mining, Natural Gas Utilities, Electric Utilities and Aerospace and Defense sectors substantially outperformed the LBHY2%ICI. The Home Construction, Restaurant, Financial Institutions, Automotive, Gaming, Media-Cable, Media-non Cable, Paper and Building Material sectors substantially underperformed the LBHY2%ICI. The higher quality BB-rated sector outperformed both the B-rated and CCC-rated quality sectors as investors punished the lower-quality sectors in light of heightened risks.

3 Source: Altman High Yield Bond Default and Return Report.

FUND PERFORMANCE

The fund's Class A Shares outperformed the LBHY2%ICI for the reporting period. Strong security selection was the main driver of the outperformance. This was especially true in the Chemicals, Media - Non Cable, Technology, Media--Cable, Paper, Gaming and Consumer Product sectors. Specific fund holdings that substantially outperformed the LBHY2%ICI included: Compucom Systems, an information technology managed services provider, Goodman Global, a manufacturer of heating, air conditioning and ventilation equipment, Lyondell Chemical, a producer of polymers, chemicals and fuels, CBD Media, a directory publisher formerly owned by Cincinnati Bell, Inc. and Nutro Products, a pet food producer. The fund also benefited from an overweight position, relative to the LBHY2%ICI, in the Healthcare sector and an underweight position in the Financial Institutions, Media-Cable, Paper and Home Construction industry sectors.

The fund's performance was negatively impacted by an underweight position, relative to the LBHY2%ICI, in the strong performing Metals and Mining, Supermarket, Electric Utilities and Energy industry sectors and a large overweight position, relative to the LBHY2%ICI, in the Consumer Products sector. Poor security selection in the Retail, Wireless Communications and Food and Beverage sectors also detracted from fund performance as compared to the LBHY2%ICI. Specific fund holdings that substantially underperformed the benchmark included: Herbst Gaming, a Nevada gaming operator; Eurofresh, Inc., a greenhouse tomato producer; RH Donnelly Corp., a publisher of telephone directories; Pierre Foods, a prepared foods producer; and Claire's Stores, a specialty retailer. Further, the fund was overweight, relative to the LBHY2%ICI, the underperforming B-rated and CCC-rated quality sectors, although strong security selection in each of these sectors helped offset a significant part of the overweight.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated High Income Bond Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1998 to March 31, 2008, compared to the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI) 2 and the Lipper High Current Yield Fund Average (LHCYFA). 2

Average Annual Total Returns [3] for the Period Ended 3/31/2008
1 Year	(6.95)%
5 Years	7.03%
10 Years	3.26%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBHY2%ICI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBHY2%ICI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LHCYFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated High Income Bond Fund, Inc. (Class B Shares) (the "Fund") from March 31, 1998 to March 31, 2008, compared to the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI) 2 and the Lipper High Current Yield Fund Average (LHCYFA). 2

Average Annual Total Returns [3] for the Period Ended 3/31/2008
1 Year	(8.29)%
5 Years	6.90%
10 Years	3.10%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBHY2%ICI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBHY2%ICI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated High Income Bond Fund, Inc. (Class C Shares) (the "Fund") from March 31, 1998 to March 31, 2008, compared to the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI) 2 and the Lipper High Current Yield Fund Average (LHCYFA). 2

Average Annual Total Returns [3] for the Period Ended 3/31/2008
1 Year	(4.23)%
5 Years	7.18%
10 Years	2.96%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% CDSC would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBHY2%ICI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBHY2%ICI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At March 31, 2008, the Fund's index classification 1 was as follows:

Index Classification	Percentage of Total Net Assets
Media--Non-cable	9.7%
Health Care	8.8%
Industrial--Other	7.3%
Food & Beverage	6.1%
Technology	5.2%
Gaming	5.1%
Utility--Electric	4.8%
Utility--Natural Gas	4.8%
Energy	4.2%
Consumer Products	4.1%
Chemicals	4.0%
Automotive	3.7%
Other [2]	28.7%
Cash Equivalents [3]	1.2%
Other Assets and Liabilities--Net [4]	2.3%
TOTAL	100.0%

1 Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI). Individual portfolio securities that are not included in the LBHY2%ICI are assigned to an index classification by the Fund's adviser.

2 For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

March 31, 2008

Principal Amount			Value
		CORPORATE BONDS--96.4%
		Aerospace/Defense--2.8%
$2,850,000		Alliant Techsystems, Inc., Sr. Sub. Note, 6.75%, 4/1/2016	$2,785,875
3,400,000		DRS Technologies, Inc., Sr. Note, 6.625%, 2/1/2016	3,340,500
3,050,000		Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes, Sr. Note, 8.875%, 4/1/2015	3,133,875
1,550,000		Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes, Sr. Sub. Note, 9.75%, 4/1/2017	1,550,000
4,700,000		L-3 Communications Corp., Sr. Sub. Note, 6.125%, 1/15/2014	4,606,000
1,975,000		L-3 Communications Holdings, Inc., Sr. Sub. Note, 5.875%, 1/15/2015	1,900,937
3,175,000		L-3 Communications Holdings, Inc., Sr. Sub. Note, Series B, 6.375%, 10/15/2015	3,119,437
2,325,000		TransDigm, Inc., Sr. Sub. Note, 7.75%, 7/15/2014	2,336,625
2,475,000	[1,2]	US Investigations Services, Inc., Sr. Note, 10.50%, 11/1/2015	2,029,500
2,425,000	[1,2]	US Investigations Services, Inc., Sr. Sub. Note, 11.75%, 5/1/2016	1,818,750
		TOTAL	26,621,499
		Automotive--3.7%
2,450,000		Cooper-Standard Automotive, Inc., Sr. Sub. Note, 8.375%, 12/15/2014	1,868,125
4,225,000		Ford Motor Co., Unsecd. Note, 7.45%, 7/16/2031	2,809,625
5,525,000		Ford Motor Credit Co., Floating Rate Note - Sr. Note, 7.127%, 1/13/2012	4,090,395
6,375,000		Ford Motor Credit Co., Note, 7.25%, 10/25/2011	5,244,681
1,950,000		Ford Motor Credit Co., Sr. Note, 9.875%, 8/10/2011	1,741,654
4,250,000		Ford Motor Credit Co., Sr. Unsecd. Note, 8.00%, 12/15/2016	3,333,623
11,775,000		General Motors Corp., Deb., 7.40%, 9/1/2025	7,948,125
3,450,000		General Motors Corp., Note, 8.375%, 7/15/2033	2,449,500
1,550,000		Tenneco Automotive, Inc., Sr. Sub. Note, 8.625%, 11/15/2014	1,530,625
4,400,000		United Components, Inc., Sr. Sub. Note, 9.375%, 6/15/2013	4,053,500
		TOTAL	35,069,853
		Building Materials--0.7%
2,325,000		Norcraft Holdings LP, Sr. Disc. Note, 0/9.75%, 9/1/2012	2,046,000
1,425,000		Nortek Holdings, Inc., Sr. Disc. Note, 0/10.75%, 3/1/2014	698,250
2,050,000		Nortek Holdings, Inc., Sr. Sub. Note, 8.50%, 9/1/2014	1,527,250
2,750,000		Panolam Industries International, Inc., Sr. Sub. Note, 10.75%, 10/1/2013	2,145,000
		TOTAL	6,416,500
Principal Amount			Value
		CORPORATE BONDS--continued
		Chemicals--4.0%
$3,025,000		Chemtura Corp., Sr. Note, 6.875%, 6/1/2016	$2,707,375
3,800,000		Compass Minerals International, Inc., Sr. Disc. Note, 0/12.00%, 6/1/2013	3,990,000
5,275,000		Hexion U.S. Finance Corp., Sr. Secd. Note, 9.75%, 11/15/2014	5,683,812
4,875,000	[1,2]	Invista, Unit, 9.25%, 5/1/2012	5,009,062
2,966,000		Koppers, Inc., Sr. Secd. Note, 9.875%, 10/15/2013	3,129,130
1,600,000	[1,2]	Mosaic Co./The, Sr. Note, 7.875%, 12/1/2016	1,728,000
2,163,000		Nalco Co., Sr. Disc. Note, 0/9.00%, 2/1/2014	1,957,515
4,200,000		Nalco Co., Sr. Sub. Note, 8.875%, 11/15/2013	4,336,500
3,225,000	[1,2]	Nell AF SARL, Sr. Note, 8.375%, 8/15/2015	2,370,375
3,900,000		Terra Capital, Inc., Company Guarantee, Series B, 7.00%, 2/1/2017	3,865,875
1,900,000		Union Carbide Corp., Deb., 7.50%, 6/1/2025	1,889,189
1,175,000		Union Carbide Corp., Sr. Deb., 7.875%, 4/1/2023	1,177,189
		TOTAL	37,844,022
		Construction Machinery--0.4%
4,950,000		Rental Service Corp., Sr. Note, 9.50%, 12/1/2014	4,158,000
		Consumer Products--4.1%
5,575,000		AAC Group Holding Corp., Sr. Disc. Note, 0/10.25%, 10/1/2012	4,543,625
2,198,885		AAC Group Holding Corp., Sr. PIK Deb., Series WI, 14.75%, 10/1/2012	1,737,119
1,800,000		American Achievement Corp., Sr. Sub. Note, 8.25%, 4/1/2012	1,615,500
3,325,000		American Greetings Corp., Sr. Note, 7.375%, 6/1/2016	3,316,687
4,925,000		Jarden Corp., Sr. Sub. Note, 7.50%, 5/1/2017	4,334,000
6,375,000		Jostens Holding Corp., Discount Bond, 0/10.25%, 12/1/2013	5,992,500
4,825,000		Jostens IH Corp., Sr. Sub. Note, 7.625%, 10/1/2012	4,716,437
3,350,000		Sealy Mattress Co., Sr. Sub. Note, 8.25%, 6/15/2014	2,814,000
4,225,000		True Temper Sports, Inc., Sr. Sub. Note, 8.375%, 9/15/2011	2,556,125
8,000,000		Visant Holding Corp., Sr. Note, 8.75%, 12/1/2013	7,520,000
		TOTAL	39,145,993
		Energy--4.2%
3,725,000		Basic Energy Services, Inc., Company Guarantee, 7.125%, 4/15/2016	3,566,687
4,950,000		Chesapeake Energy Corp., Company Guarantee, 6.875%, 11/15/2020	4,826,250
1,000,000		Chesapeake Energy Corp., Sr. Note, 6.875%, 1/15/2016	995,000
1,825,000		Chesapeake Energy Corp., Sr. Note, 7.50%, 9/15/2013	1,888,875
375,000		Cie Generale de Geophysique, Company Guarantee, 7.50%, 5/15/2015	382,500
2,100,000		Cie Generale de Geophysique, Sr. Unsecd. Note, 7.75%, 5/15/2017	2,142,000
850,000		Cimarex Energy Co., Sr. Note, 7.125%, 5/1/2017	847,875
Principal Amount			Value
		CORPORATE BONDS--continued
		Energy--continued
$2,525,000		Complete Production Services, Inc., Sr. Note, 8.00%, 12/15/2016	$2,436,625
2,450,000		Forest Oil Corp., Sr. Note, 7.25%, 6/15/2019	2,505,125
4,475,000	[1,2]	Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Note, 7.75%, 11/1/2015	4,217,687
1,100,000	[1,2]	Petroplus Finance LTD, Company Guarantee, 6.75%, 5/1/2014	1,009,250
1,475,000	[1,2]	Petroplus Finance LTD, Company Guarantee, 7.00%, 5/1/2017	1,323,812
4,125,000		Pioneer Natural Resources, Inc., Bond, 6.875%, 5/1/2018	3,930,403
1,775,000		Plains Exploration & Production Co., Sr. Note, 7.00%, 3/15/2017	1,712,875
2,125,000		Plains Exploration & Production Co., Sr. Note, 7.75%, 6/15/2015	2,130,312
1,475,000		Range Resources Corp., Sr. Sub. Note, 7.375%, 7/15/2013	1,504,500
2,750,000		Range Resources Corp., Sr. Sub. Note, 7.50%, 5/15/2016	2,832,500
1,500,000	[1,2]	Southwestern Energy Co., Sr. Note, 7.50%, 2/1/2018	1,560,000
		TOTAL	39,812,276
		Entertainment--1.5%
5,800,000		Cinemark, Inc., Sr. Disc. Note, 0/9.75%, 3/15/2014	5,249,000
3,325,000	[1,2]	Hard Rock Park Operations LLC, Sr. Secd. Note, 9.894%, 4/1/2012	2,967,562
4,775,000		Universal City Development Partners Ltd., Sr. Note, 11.75%, 4/1/2010	4,918,250
1,375,000		Universal City Florida Holding Co., Floating Rate Note, 7.989%, 5/1/2010	1,340,625
		TOTAL	14,475,437
		Environmental--1.0%
4,225,000		Allied Waste North America, Inc., Note, Series B, 7.125%, 5/15/2016	4,235,562
3,925,000		Allied Waste North America, Inc., Sr. Secd. Note, 6.875%, 6/1/2017	3,866,125
1,025,000		Browning-Ferris Industries, Inc., Deb., 9.25%, 5/1/2021	1,066,000
		TOTAL	9,167,687
		Financial Institutions--2.4%
3,175,000		American Real Estate Partners LP Finance, Sr. Note, 7.125%, 2/15/2013	2,897,187
11,400,000		General Motors Acceptance Corp., 6.875%, 9/15/2011	8,739,046
5,085,000		General Motors Acceptance Corp., 8.00%, 11/1/2031	3,652,144
5,550,000	[1,2]	Nuveen Investments, Sr. Note, 10.50%, 11/15/2015	4,786,875
3,625,000		iPayment Holdings, Inc., Sr. Sub. Note, Series WI, 9.75%, 5/15/2014	3,235,312
		TOTAL	23,310,564
		Food & Beverage--6.1%
8,275,000		ASG Consolidated LLC, Sr. Disc. Note, 0/11.50%, 11/1/2011	7,488,875
4,250,000		Aramark Corp., Sr. Note, 8.50%, 2/1/2015	4,281,875
3,125,000		Aramark Services, Inc., Floating Rate Note - Sr. Note, 6.739%, 2/1/2015	2,773,437
4,200,000		B&G Foods Holdings Corp., Sr. Note, 8.00%, 10/1/2011	4,084,500
Principal Amount			Value
		CORPORATE BONDS--continued
		Food & Beverage--continued
$1,200,000		Constellation Brands, Inc., 8.375%, 12/15/2014	$1,242,000
750,000		Constellation Brands, Inc., Sr. Note, 7.25%, 5/15/2017	731,250
2,350,000		Constellation Brands, Inc., Sr. Note, 7.25%, 9/1/2016	2,297,125
4,350,000		Dean Foods Co., Company Guarantee, 7.00%, 6/1/2016	3,828,000
2,350,000		Del Monte Corp., Sr. Sub. Note, 6.75%, 2/15/2015	2,261,875
3,700,000	[1,2]	Eurofresh, Inc., Sr. Note, 11.50%, 1/15/2013	2,183,000
5,375,000		Michael Foods, Inc., Sr. Sub. Note, 8.00%, 11/15/2013	5,267,500
4,150,000		Pierre Foods, Inc., Sr. Sub. Note, 9.875%, 7/15/2012	2,303,250
4,200,000		Pilgrim's Pride Corp., Sr. Sub. Note, 8.375%, 5/1/2017	3,717,000
3,475,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Note, 9.25%, 4/1/2015	3,092,750
3,150,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Sub. Note, 10.625%, 4/1/2017	2,693,250
6,850,000		Reddy Ice Group, Inc., Sr. Disc. Note, 0/10.50%, 11/1/2012	5,617,000
2,175,000		Smithfield Foods, Inc., Note, 7.75%, 5/15/2013	2,164,125
2,075,000		Smithfield Foods, Inc., Sr. Note, 7.75%, 7/1/2017	2,033,500
		TOTAL	58,060,312
		Gaming--5.1%
3,300,000	[1,2]	Fontainebleu Las Vegas Holdings LLC/Fontainebleu Las Vegas, Second Mortgage Notes, 10.25%, 6/15/2015	2,343,000
3,209,000		Global Cash Access LLC, Sr. Sub. Note, 8.75%, 3/15/2012	3,168,887
2,525,000	[1,2]	Great Canadian Gaming Corp., Sr. Sub. Note, 7.25%, 2/15/2015	2,414,531
3,775,000		Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	707,812
4,075,000	[1,2]	Indianapolis Downs LLC /Indiana Downs Capital Corp., 11.00%, 11/1/2012	3,565,625
700,000	[1,2]	Indianapolis Downs LLC /Indiana Downs Capital Corp., 15.50%, 11/1/2013	668,500
4,125,000		Jacobs Entertainment, Inc., Sr. Note, 9.75%, 6/15/2014	3,114,375
4,000,000		MGM Mirage, Sr. Note, 5.875%, 2/27/2014	3,440,000
4,950,000		MGM Mirage, Sr. Note, 7.50%, 6/1/2016	4,479,750
4,950,000		MTR Gaming Group, Inc., Company Guarantee, Series B, 9.75%, 4/1/2010	4,801,500
1,275,000		MTR Gaming Group, Inc., Sr. Sub. Note, Series B, 9.00%, 6/1/2012	1,115,625
4,525,000		Mandalay Resort Group, Sr. Sub. Note, 9.375%, 2/15/2010	4,683,375
3,325,000		Penn National Gaming, Inc., Sr. Sub. Note, 6.75%, 3/1/2015	3,034,062
1,775,000	[1,2]	San Pasqual Casino Development Group, Inc., Sr. Note, 8.00%, 9/15/2013	1,664,062
3,300,000	[1,2]	Shingle Springs Tribal Gaming, Sr. Note, 9.375%, 6/15/2015	2,937,000
1,125,000		Station Casinos, Inc., Sr. Note, 7.75%, 8/15/2016	911,250
Principal Amount			Value
		CORPORATE BONDS--continued
		Gaming--continued
$2,400,000	[1,2]	Tunica-Biloxi Gaming Authority, Sr. Unsecd. Note, 9.00%, 11/15/2015	$2,340,000
3,425,000		Wynn Las Vegas LLC, 1st Mtg. Note, 6.625%, 12/1/2014	3,313,687
		TOTAL	48,703,041
		Health Care--8.8%
2,425,000		AMR Holding Co./Emcare Holding Co., Sr. Sub. Note, 10.00%, 2/15/2015	2,588,687
3,675,000		Accellent, Inc., Sr. Sub., 10.50%, 12/1/2013	2,958,375
1,900,000	[1,2]	Bausch & Lomb, Inc., Sr. Note, 9.875%, 11/1/2015	1,938,000
2,600,000		Bio Rad Laboratories, Inc., Sr. Sub. Note, 6.125%, 12/15/2014	2,496,000
600,000	[1,2]	Biomet, Inc., Sr. Note, 10.375%, 10/15/2017	625,500
4,150,000	[1,2]	Biomet, Inc., Sr. Sub. Note, 11.625%, 10/15/2017	4,170,750
4,250,000		CRC Health Corp., Sr. Sub. Note, 10.75%, 2/1/2016	4,016,250
2,325,000		Fisher Scientific International, Inc., Sr. Sub. Note, 6.125%, 7/1/2015	2,318,156
5,550,000		HCA, Inc., Sr. Note, 7.50%, 11/6/2033	4,315,125
11,125,000		HCA, Inc., Sr. Secd. 2nd Priority Note, 9.625%, 11/15/2016	11,570,000
9,075,000		HCA, Inc., Sr. Secd. Note, 9.25%, 11/15/2016	9,438,000
4,450,000		National Mentor Holdings, Inc., Sr. Sub. Note, 11.25%, 7/1/2014	4,583,500
3,925,000		Omnicare, Inc., Sr. Sub. Note, 6.875%, 12/15/2015	3,434,375
2,650,000		Psychiatric Solutions, Inc., Sr. Sub. Note, 7.75%, 7/15/2015	2,650,000
3,850,000		United Surgical Partners International, Inc., 9.25%, 5/1/2017	3,580,500
1,175,000		Universal Hospital Services, Inc., Floating Rate Note - Sr. Secured Note, 8.288%, 6/1/2015	1,051,625
750,000		Universal Hospital Services, Inc., Sr. Secd. Note, 8.50%, 6/1/2015	753,750
4,400,000		VWR Funding, Inc., Unsecd. Note, Series WI, 10.25%, 7/15/2015	4,114,000
950,000		Vanguard Health Holdings II, Company Guarantee, 0/11.25%, 10/1/2015	731,500
3,825,000		Vanguard Health Holdings II, Sr. Sub. Note, 9.00%, 10/1/2014	3,700,688
1,875,000		Ventas Realty LP, Sr. Note, 6.50%, 6/1/2016	1,818,750
3,100,000		Ventas Realty LP, Sr. Note, 6.625%, 10/15/2014	3,069,000
1,250,000		Ventas Realty LP, Sr. Note, 6.75%, 4/1/2017	1,228,125
2,675,000		Ventas Realty LP, Sr. Note, 7.125%, 6/1/2015	2,668,313
5,335,000	[1,2]	Viant Holdings, Inc., Company Guarantee, 10.125%, 7/15/2017	4,348,025
		TOTAL	84,166,994
		Industrial - Other--7.3%
5,450,000		ALH Finance LLC/ALH Finance Corp., Sr. Sub. Note, 8.50%, 1/15/2013	4,986,750
2,525,000		American Tire Distributors, Inc., Sr. Note, 10.75%, 4/1/2013	2,424,000
5,175,000	[1,2]	Baker & Taylor Acquisition Corp., Sr. Secd. Note, 11.50%, 7/1/2013	4,689,844
Principal Amount			Value
		CORPORATE BONDS--continued
		Industrial - Other--continued
$3,350,000		Baldor Electric Co., Sr. Note, 8.625%, 2/15/2017	$3,333,250
1,825,000		Belden CDT, Inc., Sr. Sub. Note, 7.00%, 3/15/2017	1,770,250
3,425,000		Da-Lite Screen Co., Inc., Sr. Note, 9.50%, 5/15/2011	3,133,875
1,225,000	[1,2]	ESCO Corp., Floating Rate Note - Sr. Note, 6.675%, 12/15/2013	1,059,625
1,150,000	[1,2]	ESCO Corp., Sr. Note, 8.625%, 12/15/2013	1,121,250
5,950,000		Education Management LLC, Sr. Sub. Note, 10.25%, 6/1/2016	4,760,000
2,275,000		General Cable Corp., Floating Rate Note - Sr. Note, 7.104%, 4/1/2015	1,973,563
1,550,000		General Cable Corp., Sr. Note, 7.125%, 4/1/2017	1,488,000
3,725,000		Hawk Corp., Sr. Note, 8.75%, 11/1/2014	3,799,500
2,975,000		Interline Brands, Inc., Sr. Sub. Note, 8.125%, 6/15/2014	2,856,000
6,575,000	[1,2]	Knowledge Learning Corp., Sr. Sub. Note, 7.75%, 2/1/2015	6,180,500
1,050,000		Mueller Water Products, Inc., Sr. Sub. Note, Series WI, 7.375%, 6/1/2017	910,875
3,025,000		Norcross Safety Products, Sr. Sub. Note, Series B, 9.875%, 8/15/2011	3,123,313
2,100,000	[1,2]	SPX Corp., Sr. Unsecd. Note, 7.625%, 12/15/2014	2,165,625
5,986,840		Safety Products Holdings, Inc., Sr. Note, Series B, 11.75%, 1/1/2012	6,375,985
2,650,000		Sensus Metering Systems, Inc., Sr. Sub. Note, 8.625%, 12/15/2013	2,530,750
4,475,000		Stanadyne Corp., Sr. Sub. Note, 10.00%, 8/15/2014	4,094,625
1,475,000		Stanadyne Holdings, Inc., Sr. Disc. Note, 0/12.00%, 2/15/2015	995,625
3,875,000		Superior Essex Communications LLC, Sr. Note, 9.00%, 4/15/2012	3,749,063
2,375,000		Valmont Industries, Inc., Sr. Sub. Note, 6.875%, 5/1/2014	2,351,250
		TOTAL	69,873,518
		Lodging--1.3%
1,475,000		Host Hotels & Resorts LP, Sr. Note, 6.875%, 11/1/2014	1,412,313
3,450,000		Host Marriott LP, Company Guarantee, 6.375%, 3/15/2015	3,225,750
1,625,000		Host Marriott LP, Note, Series Q, 6.75%, 6/1/2016	1,527,500
1,425,000		Host Marriott LP, Unsecd. Note, 7.125%, 11/1/2013	1,403,625
3,275,000		Royal Caribbean Cruises Ltd., Sr. Note, 7.00%, 6/15/2013	3,080,196
1,450,000		Royal Caribbean Cruises Ltd., Sr. Note, 7.25%, 6/15/2016	1,331,173
		TOTAL	11,980,557
		Media - Cable--1.2%
7,375,000		Charter Communications Holdings II, Sr. Note, 10.25%, 9/15/2010	6,748,125
3,825,000		Kabel Deutschland GMBH, Company Guarantee, 10.625%, 7/1/2014	3,772,406
1,175,000		Videotron Ltee, Sr. Note, 6.375%, 12/15/2015	1,034,000
		TOTAL	11,554,531
Principal Amount			Value
		CORPORATE BONDS--continued
		Media - Non-Cable--9.7%
$5,315,197		Affinity Group Holding, Inc., Sr. Note, 10.875%, 2/15/2012	$4,863,405
2,100,000		Affinity Group, Inc., Sr. Sub. Note, 9.00%, 2/15/2012	1,950,375
850,000		DIRECTV Holdings LLC, Sr. Note, 6.375%, 6/15/2015	796,875
5,232,000		DIRECTV Holdings LLC, Sr. Note, 8.375%, 3/15/2013	5,330,100
4,400,000		Dex Media, Inc., Discount Bond, 0/9.00%, 11/15/2013	3,190,000
7,775,000		Echostar DBS Corp., Sr. Note, 6.625%, 10/1/2014	7,094,688
5,725,000		Idearc, Inc., Company Guarantee, 8.00%, 11/15/2016	3,735,563
9,850,000		Intelsat Bermuda Ltd., Sr. Note, 11.25%, 6/15/2016	10,034,688
6,125,000		Intelsat Intermediate Holding Co. Ltd., Sr. Disc. Note, 0/9.25%, 2/1/2015	5,236,875
3,200,000		Intelsat Subsidiary Holding Co. Ltd., Sr. Note, 8.625%, 1/15/2015	3,240,000
550,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	486,750
2,050,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	1,814,250
4,050,000		Lamar Media Corp., Sr. Sub. Note, 7.25%, 1/1/2013	3,867,750
850,000		Lamar Media Corp., Sr. Unsecd. Note, Series C, 6.625%, 8/15/2015	752,250
4,000,000	[1,2]	Medimedia USA, Inc., Sr. Sub. Note, 11.375%, 11/15/2014	4,140,000
1,275,000		PanAmSat Corp., Sr. Note, 9.00%, 8/15/2014	1,290,938
3,325,000	[1,2]	Quebecor Media, Inc., Sr. Note, 7.75%, 3/15/2016	3,050,688
2,050,000		Quebecor Media, Inc., Sr. Unsecd. Note, Series WI, 7.75%, 3/15/2016	1,880,875
1,550,000		R.H. Donnelly Corp, Sr. Disc. Note, Series A-2, 6.875%, 1/15/2013	953,250
2,750,000	[1,2]	R.H. Donnelly Corp, Sr. Note, 8.875%, 10/15/2017	1,732,500
3,800,000		R.H. Donnelly Corp, Sr. Note, Series A-3, 8.875%, 1/15/2016	2,422,500
6,702,000		R.H. Donnelly Corp, Sr. Sub. Note, Series B, 9.875%, 8/15/2013	5,847,495
1,766,000	[1,2]	Rainbow National Services LLC, Sr. Sub. Note, 10.375%, 9/1/2014	1,880,790
5,875,000	[1,2]	Readers Digest Association, Inc., Sr. Sub. Note, 9.00%, 2/15/2017	3,950,938
6,050,000		Southern Graphics Systems, Inc., Sr. Sub. Note, Series WI, 12.00%, 12/15/2013	5,248,375
3,300,000	[1,2]	Univision Television Group, Inc., Sr. Note, 9.75%, 3/15/2015	2,013,000
7,750,000	[1,2]	WDAC Subsidiary Corp., Sr. Note, 8.375%, 12/1/2014	5,851,250
		TOTAL	92,656,168
		Metals & Mining--1.1%
2,975,000		Aleris International, Inc., Sr. Note, 9.00%, 12/15/2014	2,186,625
2,400,000		Aleris International, Inc., Sr. Sub. Note, 10.00%, 12/15/2016	1,536,000
4,075,000		Freeport-McMoRan Copper & Gold, Inc., Sr. Note, 8.375%, 4/1/2017	4,334,781
3,100,000		Novelis, Inc., Company Guarantee, 7.25%, 2/15/2015	2,759,000
		TOTAL	10,816,406
Principal Amount			Value
		CORPORATE BONDS--continued
		Packaging--1.7%
$3,850,000		Ball Corp., Sr. Note, 6.625%, 3/15/2018	$3,830,750
4,425,000		Berry Plastics Corp., Sr. Secd. Note, 8.875%, 9/15/2014	3,882,938
5,275,000		Crown Americas LLC, Sr. Note, 7.75%, 11/15/2015	5,446,438
2,650,000		Owens-Brockway Glass Container, Inc., Company Guarantee, 8.25%, 5/15/2013	2,756,000
625,000	[1,2]	Rock-Tenn Co., 9.25%, 3/15/2016	650,000
977,424	[1,3]	Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	45,352
		TOTAL	16,611,478
		Paper--1.3%
6,400,000		Graphic Packaging International Corp., Sr. Sub. Note, 9.50%, 8/15/2013	6,176,000
1,050,000	[1,2]	NewPage Corp., Sr. Secd. Note, 10.00%, 5/1/2012	1,071,000
4,975,000		NewPage Corp., Sr. Sub. Note, 12.00%, 5/1/2013	5,012,313
		TOTAL	12,259,313
		Restaurants--0.5%
2,800,000		Dave & Buster's, Inc., Sr. Note, 11.25%, 3/15/2014	2,562,000
2,675,000	[1,2]	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Sr. Secd. Note, 5.30%, 3/15/2014	2,133,313
		TOTAL	4,695,313
		Retailers--3.4%
1,825,000		AutoNation, Inc., Company Guarantee, 7.00%, 4/15/2014	1,628,813
1,250,000		AutoNation, Inc., Floating Rate Note - Sr. Note, 6.258%, 4/15/2013	1,031,250
4,825,000		Claire's Stores, Inc., Company Guarantee, 10.50%, 6/1/2017	2,147,125
6,175,000		Couche-Tard Financing Corp., Sr. Sub. Note, 7.50%, 12/15/2013	6,190,438
5,007,000		FTD, Inc., Sr. Sub. Note, 7.75%, 2/15/2014	4,431,195
4,300,000		General Nutrition Center, Company Guarantee, 7.199%, 3/15/2014	3,612,000
5,775,000		NBC Acquisition Corp., Sr. Disc. Note, 11.00%, 3/15/2013	5,240,813
3,775,000		Nebraska Book Co., Inc., Sr. Sub. Note, 8.625%, 3/15/2012	3,397,500
5,150,000		The Yankee Candle Co., Inc., Sr. Sub. Note, 9.75%, 2/15/2017	4,120,000
1,050,000		United Auto Group, Inc., Sr. Sub. Note, 7.75%, 12/15/2016	913,500
		TOTAL	32,712,634
		Services--1.1%
3,550,000	[1,2]	Ceridian Corp., 11.25%, 11/15/2015	3,044,125
5,900,000		West Corp., Company Guarantee, 11.00%, 10/15/2016	5,015,000
2,725,000		West Corp., Sr. Note, 9.50%, 10/15/2014	2,452,500
		TOTAL	10,511,625
Principal Amount			Value
		CORPORATE BONDS--continued
		Technology--5.2%
$5,300,000		Activant Solutions, Inc., Sr. Sub. Note, 9.50%, 5/1/2016	$4,478,500
4,375,000	[1,2]	Compucom System, Inc., Sr. Sub. Note, 12.50%, 10/1/2015	4,101,563
2,050,000		Deluxe Corp., 5.125%, 10/1/2014	1,683,562
625,000		Deluxe Corp., Sr. Unsecd. Note, 7.375%, 6/1/2015	585,937
5,350,000	[1,2]	First Data Corp., 9.875%, 9/24/2015	4,407,063
4,275,000		Freescale Semiconductor, Inc., Sr. Note, 8.875%, 12/15/2014	3,366,563
4,850,000	[1,2]	Open Solutions, Inc., Sr. Sub. Note, 9.75%, 2/1/2015	3,783,000
4,100,000		SERENA Software, Inc., Sr. Sub. Note, 10.375%, 3/15/2016	3,797,625
4,575,000		SS&C Technologies, Inc., Sr. Sub. Note, 11.75%, 12/1/2013	4,563,563
2,675,000		Seagate Technology HDD Holdings, Sr. Note, 6.80%, 10/1/2016	2,561,313
2,503,000		Smart Modular Technologies, Inc., Sr. Secd. Note, 10.229%, 4/1/2012	2,465,455
6,200,000		SunGard Data Systems, Inc., Sr. Note, Series WI, 9.125%, 8/15/2013	6,293,000
4,625,000		SunGard Data Systems, Inc., Sr. Sub. Note, Series WI, 10.25%, 8/15/2015	4,671,250
2,550,000		Unisys Corp., Sr. Unsecd. Note, 12.50%, 1/15/2016	2,543,625
		TOTAL	49,302,019
		Tobacco--0.7%
5,975,000		Reynolds American, Inc., Sr. Secd. Note, 7.75%, 6/1/2018	6,346,048
		Transportation--1.5%
6,975,000	[3,4]	AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005	0
4,075,000	[1,2]	CEVA Group PLC, Sr. Note, 10.00%, 9/1/2014	3,962,938
3,900,000		Hertz Corp., Sr. Note, 8.875%, 1/1/2014	3,714,750
4,725,000		Hertz Corp., Sr. Sub. Note, 10.50%, 1/1/2016	4,447,406
125,000		Stena AB, Sr. Note, 7.00%, 12/1/2016	119,375
2,300,000		Stena AB, Sr. Note, 7.50%, 11/1/2013	2,279,875
4,400,000	[3,4]	The Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	0
		TOTAL	14,524,344
		Utility - Electric--4.8%
1,275,000		CMS Energy Corp., Sr. Note, 6.875%, 12/15/2015	1,273,697
4,950,000		Dynegy Holdings, Inc., Sr. Note, 7.75%, 6/1/2019	4,653,000
6,875,000		Edison Mission Energy, Sr. Note, 7.75%, 6/15/2016	7,115,625
1,450,000		Edison Mission Energy, Sr. Unsecd. Note, 7.00%, 5/15/2017	1,450,000
1,050,000	[1,2]	Energy Future Holdings Corp., 10.875%, 11/1/2017	1,065,750
1,574,806	[1,2]	FPL Energy National Wind, Note, 6.125%, 3/25/2019	1,561,820
Principal Amount			Value
		CORPORATE BONDS--continued
		Utility - Electric--continued
$4,675,000	[1,2]	Intergen NV, Sr. Secd. Note, 9.00%, 6/30/2017	$4,908,750
1,100,000		NRG Energy, Inc., Sr. Note, 7.25%, 2/1/2014	1,089,000
3,725,000		NRG Energy, Inc., Sr. Note, 7.375%, 1/15/2017	3,631,875
6,000,000		NRG Energy, Inc., Sr. Note, 7.375%, 2/1/2016	5,895,000
1,000,000		Nevada Power Co., Second Mortgage Notes, Series O, 6.50%, 5/15/2018	1,025,327
3,400,000		Sierra Pacific Resources, Sr. Note, Series WI, 6.75%, 8/15/2017	3,296,878
1,475,000	[1,2]	TECO Finance, Inc., 6.75%, 5/1/2015	1,530,317
4,875,000	[1,2]	Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/2015	4,881,094
2,725,000	[1,2]	Texas Competitive Electric Holdings Co. LLC, Sr. Note, 10.25%, 11/1/2015	2,728,406
		TOTAL	46,106,539
		Utility - Natural Gas--4.8%
4,600,000		AmeriGas Partners LP, Sr. Note, 7.125%, 5/20/2016	4,531,000
875,000		El Paso Corp., Sr. Note, 7.80%, 8/1/2031	902,966
4,925,000		El Paso Corp., Sr. Note, 8.05%, 10/15/2030	5,169,792
5,150,000		Holly Energy Partners LP, Sr. Note, 6.25%, 3/1/2015	4,699,375
5,025,000		Inergy LP, Sr. Note, 6.875%, 12/15/2014	4,924,500
1,075,000		Pacific Energy Partners LP, Sr. Note, 6.25%, 9/15/2015	1,070,658
3,725,000		Pacific Energy Partners LP, Sr. Note, 7.125%, 6/15/2014	3,945,662
2,897,000		Regency Energy Partners LP, Sr. Unsecd. Note, 8.375%, 12/15/2013	2,969,425
3,275,000		Southern Star Central Corp., Sr. Note, 6.75%, 3/1/2016	3,160,375
6,050,000		Tennessee Gas Pipeline, Bond, 8.375%, 6/15/2032	6,902,693
3,900,000		Williams Cos., Inc., Note, 7.625%, 7/15/2019	4,182,750
3,075,000		Williams Cos., Inc., Note, 7.875%, 9/1/2021	3,347,906
		TOTAL	45,807,102
		Wireless Communications--3.3%
3,625,000	[1,2]	Alltel Corp., Sr. Unsecd. Note, 10.375%, 12/1/2017	3,135,625
2,000,000		Centennial Cellular Corp., Floating Rate Note - Sr. Note, 10.479%, 1/1/2013	1,750,000
1,525,000		Centennial Cellular Corp., Sr. Unsecd. Note, 8.125%, 2/1/2014	1,448,750
1,475,000		Centennial Communications Corp., Sr. Note, 10.00%, 1/1/2013	1,379,125
1,200,000	[1,2]	Digicel Ltd., Sr. Note, 8.875%, 1/15/2015	1,005,000
2,776,262	[1,2]	Digicel Ltd., Sr. Note, 9.125%, 1/15/2015	2,297,357
2,250,000	[1,2]	Digicel Ltd., Sr. Note, 9.25%, 9/1/2012	2,244,375
4,850,000		MetroPCS Wireless, Inc., Sr. Note, 9.25%, 11/1/2014	4,486,250
4,775,000		Nextel Communications, Inc., Sr. Note, Series D, 7.375%, 8/1/2015	3,695,484
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Wireless Communications--continued
$3,550,000		Rogers Wireless, Inc., 6.375%, 3/1/2014	$3,524,816
2,750,000		Rogers Wireless, Inc., Sr. Sub. Note, 8.00%, 12/15/2012	2,860,000
4,000,000		US Unwired, Inc., Sr. Secd. Note, 10.00%, 6/15/2012	3,709,485
		TOTAL	31,536,267
		Wireline Communications--2.7%
3,450,000		Citizens Communications Co., 9.00%, 8/15/2031	3,036,000
3,800,000	[1,2]	FairPoint Communications, Inc., Sr. Note, 13.125%, 4/1/2018	3,667,000
13,050,000		Qwest Corp., Note, 8.875%, 3/15/2012	13,376,250
3,650,000		Valor Telecommunications Enterprises, Sr. Note, 7.75%, 2/15/2015	3,700,604
1,750,000		Windstream Corp., Sr. Note, 8.625%, 8/1/2016	1,728,125
		TOTAL	25,507,979
		TOTAL CORPORATE BONDS (IDENTIFIED COST $1,006,665,240)	919,754,019
		COMMON STOCKS AND WARRANTS--0.1%
		Consumer Products--0.0%
3,192	[1,3]	Sleepmaster LLC	32
		Industrial - Other--0.0%
20	[3]	Neenah Enterprises, Inc.	30
166,971	[1,3]	Neenah Enterprises, Inc., Warrants	193,686
		TOTAL	193,716
		Lodging--0.0%
1,750	[1,3]	Motels of America, Inc.	0
		Media - Cable--0.1%
52,360		Virgin Media, Inc.	736,705
		Media - Non-Cable--0.0%
46	[3]	Sullivan Graphics, Inc.	0
6,750	[3]	XM Satellite Radio, Inc., Warrants	6,818
66,000	[3]	Ziff Davis Media, Inc., Warrants	0
		TOTAL	6,818
		Metals & Mining--0.0%
237,797	[1,3]	Royal Oak Mines, Inc.	3,686
		Other--0.0%
746	[1,3]	CVC Claims Litigation LLC	0
Shares			Value
		COMMOM STOCKS AND WARRANTS--continued
		Packaging--0.0%
24	[1,3]	Pliant Corp.	$0
107,000	[1,3]	Russell Stanley Holdings, Inc.	0
		TOTAL	0
		TOTAL COMMON STOCKS AND WARRANTS (IDENTIFIED COST $12,628,477)	940,957
		PREFERRED STOCK--0.0%
		Media - Non-Cable--0.0%
360	[3]	Ziff Davis Media, Inc., PIK Pfd., Series E-1 (IDENTIFIED COST $0)	0
		MUTUAL FUND--1.2%
11,624,895	[5,6]	Prime Value Obligations Fund, Institutional Shares, 3.25% (at net asset value)	11,624,895
		TOTAL INVESTMENTS--97.7% (IDENTIFIED COST $1,030,918,612) [7]	932,319,871
		OTHER ASSETS AND LIABILITIES - NET--2.3% [8]	21,658,301
		TOTAL NET ASSETS--100%	$953,978,172

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At March 31, 2008, these restricted securities amounted to $148,276,128, which represented 15.5% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors. At March 31, 2008, these liquid restricted securities amounted to $148,033,372, which represented 15.5% of total net assets.

3 Non-income producing security.

4 Principal amount and interest were not paid upon final maturity.

5 Affiliated company.

6 7-Day net yield.

7 The cost of investments for federal tax purposes amounts to $1,056,202,712.

8 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at March 31, 2008.

The following acronym is used throughout this portfolio:

PIK	--Payment in Kind

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

March 31, 2008

Assets:
Total investments in securities, at value including $11,624,895 of an investment in an affiliated issuer (Note 5) (identified cost $1,030,918,612)		$932,319,871
Income receivable		22,709,354
Receivable for investments sold		1,523,453
Receivable for shares sold		255,644
TOTAL ASSETS		$956,808,322
Liabilities:
Payable for shares redeemed	$1,913,548
Payable for distribution services fee (Note 5)	234,783
Payable for shareholder services fee (Note 5)	316,603
Payable for Directors'/Trustees' fee	2,024
Payable for transfer and dividend disbursing agent fees and expenses	272,702
Accrued expenses	90,490
TOTAL LIABILITIES		2,830,150
Net assets for 130,440,620 shares outstanding		$953,978,172
Net Assets Consist of:
Paid-in capital		$1,766,923,733
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(98,598,745)
Accumulated net realized loss on investments and foreign currency transactions		(715,147,609)
Undistributed net investment income		800,793
TOTAL NET ASSETS		$953,978,172
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($588,068,417 ÷ 80,377,985 shares outstanding), $0.001 par value, 4,000,000,000 shares authorized		$7.32
Offering price per share (100/95.50 of $7.32) [1]		$7.66
Redemption proceeds per share (98.00/100 of $7.32) [1]		$7.17
Class B Shares:
Net asset value per share ($257,256,161 ÷ 35,197,491 shares outstanding), $0.001 par value, 2,000,000,000 shares authorized		$7.31
Offering price per share		$7.31
Redemption proceeds per share (92.50/100 of $7.31) [1]		$6.76
Class C Shares:
Net asset value per share ($108,653,594 ÷ 14,865,144 shares outstanding), $0.001 par value, 4,000,000,000 shares authorized		$7.31
Offering price per share		$7.31
Redemption proceeds per share (97.00/100 of $7.31) [1]		$7.09

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended March 31, 2008

Investment Income:
Dividends (including $1,107,218 received from an affiliated issuer (Note 5))			$1,115,072
Interest			92,877,295
TOTAL INCOME			93,992,367
Expenses:
Investment adviser fee (Note 5)		$8,295,403
Administrative personnel and services fee (Note 5)		871,345
Custodian fees		46,421
Transfer and dividend disbursing agent fees and expenses		1,307,522
Directors'/Trustees' fees		26,853
Auditing fees		25,500
Legal fees		15,270
Portfolio accounting fees		176,164
Distribution services fee--Class B Shares (Note 5)		2,466,886
Distribution services fee--Class C Shares (Note 5)		963,397
Shareholder services fee--Class A Shares (Note 5)		1,540,955
Shareholder services fee--Class B Shares (Note 5)		822,295
Shareholder services fee--Class C Shares (Note 5)		315,131
Account administration fee--Class A Shares		871
Account administration fee--Class C Shares		376
Share registration costs		74,686
Printing and postage		102,337
Insurance premiums		7,963
Taxes		84,521
Miscellaneous		12,753
TOTAL EXPENSES		17,156,649
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(92,713)
Waiver of administrative personnel and services fee	(28,532)
Reimbursement of shareholder services fee--Class A Shares	(4,580)
Reimbursement of shareholder services fee--Class C Shares	(1,708)
TOTAL WAIVERS AND REIMBURSEMENTS		(127,533)
Net expenses			17,029,116
Net investment income			76,963,251
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			6,741,183
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(113,629,428)
Net realized and unrealized loss on investments and foreign currency transactions			(106,888,245)
Change in net assets resulting from operations			$(29,924,994)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$76,963,251	$92,057,609
Net realized gain (loss) on investments and foreign currency transactions	6,741,183	(3,869,135)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(113,629,428)	43,189,318
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(29,924,994)	131,377,792
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(49,454,244)	(52,176,493)
Class B Shares	(22,396,230)	(31,335,887)
Class C Shares	(8,792,257)	(10,366,120)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(80,642,731)	(93,878,500)
Share Transactions:
Proceeds from sale of shares	144,518,595	173,208,475
Net asset value of shares issued to shareholders in payment of distributions declared	55,298,457	64,604,686
Cost of shares redeemed	(393,358,205)	(429,914,227)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(193,541,153)	(192,101,066)
Redemption Fees [1]	84,966	47,456
Change in net assets	(304,023,912)	(154,554,318)
Net Assets:
Beginning of period	1,258,002,084	1,412,556,402
End of period (including undistributed net investment income of $800,793 and $1,194,865, respectively)	$953,978,172	$1,258,002,084

1 Redemption fees for the year ended March 31, 2007 have been reclassified to permit comparison.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

March 31, 2008

1. ORGANIZATION

Federated High Income Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek high current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the "Directors").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes", on September 28, 2007. As of and during the year ended March 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of March 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the states of Maryland and Pennsylvania.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Directors, held at March 31, 2008, is as follows:

Security	Acquisition Date	Acquisition Cost
CVC Claims Litigation LLC	3/26/1997 - 6/18/1997	$7,280,944
Motels of America, Inc.	8/30/1994	$ 117,506
Neenah Enterprises, Inc., Warrants	9/24/2003	$ 0
Pliant Corp.	7/18/2006	$ 0
Royal Oak Mines, Inc.	7/31/1998 - 2/24/1999	$ 26,419
Russell Stanley Holdings, Inc.	2/5/1999 - 7/9/1999	$ 0
Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	2/5/1999 - 5/15/2005	$5,043,997
Sleepmaster LLC	12/23/2004	$ 0

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended March 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	15,785,221	$123,542,124	16,502,828	$130,698,898
Shares issued to shareholders in payment of distributions declared	4,497,045	34,945,104	4,756,796	37,531,995
Shares redeemed	(26,284,634)	(205,061,675)	(25,441,830)	(201,056,913)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(6,002,368)	$(46,574,447)	(4,182,206)	$(32,826,020)

Year Ended March 31	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,619,701	$12,650,196	3,441,397	$27,159,902
Shares issued to shareholders in payment of distributions declared	1,842,335	14,343,882	2,535,155	19,979,395
Shares redeemed	(18,872,366)	(147,720,242)	(23,604,532)	(186,578,555)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(15,410,330)	$(120,726,164)	(17,627,980)	$(139,439,258)

Year Ended March 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,060,733	$8,326,275	1,943,229	$15,349,675
Shares issued to shareholders in payment of distributions declared	772,872	6,009,471	899,468	7,093,296
Shares redeemed	(5,202,163)	(40,576,288)	(5,352,443)	(42,278,759)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(3,368,558)	$(26,240,542)	(2,509,746)	$(19,835,788)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(24,781,256)	$(193,541,153)	(24,319,932)	$(192,101,066)

Redemption Fees

The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares and Class C Shares who redeem shares held for 90 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in-capital. For the year ended March 31, 2008, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $50,598, $24,552 and $9,816, respectively. For the year ended March 31, 2007, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $25,404, $16,503 and $5,549, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for discount accretion/premium amortization on debt securities, and income and gain/loss on sales of defaulted securities.

For the year ended March 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(32,839)	$3,285,408	$(3,252,569)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended March 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income	$80,642,731	$93,878,500

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$806,376
Net unrealized depreciation	$(123,882,845)
Capital loss carryforwards	$(689,869,092)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities and gain/loss on sales of defaulted securities and interest write-offs for defaulted bonds.

At March 31, 2008, the cost of investments for federal tax purposes was $1,056,202,712. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $123,882,841. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $11,956,784 and net unrealized depreciation from investments for those securities having an excess of cost over value of $135,839,625.

At March 31, 2008, the Fund had a capital loss carryforward of $689,869,092 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$ 30,583,955
2010	$245,607,631
2011	$297,612,303
2012	$108,709,413
2015	$ 4,718,377
2016	$ 2,637,413

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended March 31, 2008, the Adviser voluntarily waived $73,389 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended March 31, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $28,532 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended March 31, 2008, FSC retained $96,542 of fees paid by the Fund.

Sales Charges

For the year ended March 31, 2008, FSC retained $62,868 in sales charges from the sale of Class A Shares. FSC also retained $1,970 of contingent deferred sales charges relating to redemptions of Class A Shares and $12,032 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $6,607 of Service Fees for the year ended March 31, 2008. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended March 31, 2008, FSSC voluntarily reimbursed $6,288 of shareholder services fees. For the year ended March 31, 2008, FSSC received $101,651 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.23%, 1.99% and 1.98%, respectively, for the fiscal year ending March 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through May 31, 2009.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended March 31, 2008, the Adviser reimbursed $19,324. Transactions with the affiliated company during the year ended March 31, 2008 are as follows:

Affiliate	Balance of Shares Held 3/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	--	302,016,439	290,391,544	11,624,895	$11,624,895	$1,107,218

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended March 31, 2008, were as follows:

Purchases	$208,092,419
Sales	$394,582,602

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of March 31, 2008, there were no outstanding loans. During the year ended March 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of March 31, 2008, there were no outstanding loans. During the year ended March 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October, 2003, Federated Investors, Inc. and related entities (collectively, "Federated"), and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended March 31, 2008, 0.04% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended March 31, 2008, 0.04% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF FEDERATED HIGH INCOME BOND FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Federated High Income Bond Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated High Income Bond Fund, Inc. at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
May 20, 2008

Board of Directors and Fund Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Fund comprised one portfolio, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: October 1977	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: July 1987	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 DIRECTOR Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 DIRECTOR Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 DIRECTOR Began serving: January 2000	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 DIRECTOR Began serving: August 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 DIRECTOR Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 DIRECTOR Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.;.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 DIRECTOR Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 DIRECTOR Began serving: February 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 DIRECTOR Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: October 1977	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Mark E. Durbiano Birth Date: September 21, 1959 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Mark E. Durbiano has been the Fund's Portfolio Manager since January 1987. He is Vice President of the Fund. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Evaluation and Approval of Advisory Contract

FEDERATED HIGH INCOME BOND FUND, INC. (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2006, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated High Income Bond Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314195108
Cusip 314195207
Cusip 314195306

8042507 (5/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Thomas G. Bigley, Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.                      Principal Accountant Fees and Services

(a)                      Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $26,000

Fiscal year ended 2007 - $29,800

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $9,858 and $0 respectively.  Fiscal year ended 2008- Discussions related to accounting for swaps.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2008 - $157,894

Fiscal year ended 2007 - $188,301

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                      Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                      Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated High Income Bond Fund, Inc.

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	May 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue, Principal Executive Officer
Date	May 21, 2008

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	May 23, 2008